UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2018

CALLAWAY GOLF COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10962	95-3797580
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2180 Rutherford Road

Carlsbad, California 92008-7328

(Address of Principal Executive Offices, Including Zip Code)

(760) 931-1771

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Agreement to Acquire Jack Wolfskin

On November 29, 2018, Callaway Golf Company (“Callaway”) entered into a definitive agreement to acquire Jack Wolfskin, pursuant to the terms of a Share Sale and Purchase Agreement (the “Purchase Agreement”) by and among Paw Luxco III S.à.r.l. (the “Seller”), Mainsee 1185. V V GmbH (a wholly owned subsidiary of Callaway which is to be renamed Callaway Germany Holdco GmbH) (the “Purchaser”) and Callaway. The Purchase Agreement provides that the Purchaser will acquire all of the outstanding shares of capital stock of JW Stargazer Holding GmbH, which owns the various entities constituting the Jack Wolfskin business (the “Acquisition”), for €418.0 million in cash, or approximately $476 million assuming a 1.140 Euro to U.S. Dollar conversion rate, subject to certain purchase price adjustments (the “Purchase Price”). The board of directors of Callaway has unanimously approved the Acquisition, the Purchase Agreement and the transactions contemplated thereby.

Callaway and the Seller agreed to customary warranties and covenants in the Purchase Agreement. Callaway has obtained warranty and indemnity insurance to cover, subject to certain limitations, losses resulting from breaches of the Seller’s warranties made in the Purchase Agreement. During the period from the date of the Purchase Agreement until the closing of the Acquisition (the “Closing”), the Seller has agreed to conduct the Jack Wolfskin business in the ordinary course and in a manner consistent with past practice and not to take certain actions prior to the Closing without the consent of the Purchaser.

The Acquisition is expected to close in the first quarter of 2019, subject to regulatory approvals and other customary closing conditions. The Purchase Agreement contains termination rights for both the Purchaser and the Seller, including, among other bases for termination, if the Acquisition is not consummated within 90 days following the date of the Purchase Agreement, subject to certain extension rights.

In connection with the Purchase Agreement, Callaway entered into a debt commitment letter, dated as of November 29, 2018, with Bank of America, N.A. and JPMorgan Chase Bank, N.A. (collectively, the “Commitment Parties”), pursuant to which the Commitment Parties have committed to provide, subject to the terms and conditions thereof, $480 million of term loans (the “Debt Financing”). The Debt Financing will be used by Callaway to fund the Purchase Price for the Acquisition at the Closing.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Purchase Agreement has been attached to this Current Report on Form 8-K to provide investors with information regarding its terms. The Purchase Agreement is not intended to provide any other factual information about Callaway, the Seller or any of their respective subsidiaries or affiliates. The warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific dates set forth therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to important qualifications and limitations agreed upon by the parties for the purposes of allocating contractual risk among such parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to such contracting parties that differ from those applicable to investors. Investors should not rely on the warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Callaway’s public disclosures.

Amendment to Credit Facility

As previously disclosed, on November 20, 2017, Callaway and certain of its subsidiaries entered into a Third Amended and Restated Loan and Security Agreement with the lenders party thereto from time to time and Bank of America, N.A., as administrative agent (the “ABL Agreement”). In connection with the Purchase Agreement, Callaway entered into an amendment to the ABL Agreement, dated as of November 29, 2018 (the “First Amendment”), which among other things, permits Callaway to incur the secured debt provided by the Commitment Parties pursuant to the Debt Financing.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 under the heading “Amendment to Credit Facility” is incorporated by reference in this Item 2.03.

Item 7.01	Regulation FD Disclosure.*

On November 29, 2018, Callaway issued a press release captioned “Callaway Golf Company Enters into Agreement to Acquire Jack Wolfskin, A Premium Outdoor Apparel Brand, for €418 Million.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.*

(d)	Exhibits.

Exhibit 2.1	Share Sale and Purchase Agreement, dated as of November 29, 2018, by and among Paw Luxco III S.à.r.l., Mainsee 1185. V V GmbH (to be renamed Callaway Germany Holdco GmbH) and Callaway Golf Company.**

Exhibit 10.1	First Amendment to Third Amended and Restated Loan and Security Agreement, dated as of November 29, 2018, by and among Callaway Golf Company, Callaway Golf Sales Company, Callaway Golf Ball Operations, Inc., Ogio International, Inc., travisMathew, LLC, Travis Mathew Retail, LLC, Callaway Golf Canada Ltd., Callaway Golf Europe Ltd. , Callaway Golf Interactive, Inc., Callaway Golf International Sales Company, Callaway Golf European Holding Company Limited, Bank of America, N.A., as administrative agent, MUFG Union Bank, as syndication agent, SunTrust Bank, as documentation agent, Bank of America, N.A., as sole lead arranger and sole bookrunner, and certain financial institutions as lenders.

The following exhibit is being furnished herewith:

Exhibit 99.1	Press Release, dated November 30, 2018, captioned “Callaway Golf Company Enters into Agreement to Acquire Jack Wolfskin, A Premium Outdoor Apparel Brand, for €418 Million.”

*

The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

**

Certain schedules referenced in the Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

Forward-Looking Statements

Statements used in this report that relate to future plans, events, financial results, performance, prospects or circumstances, including statements relating to the expected timing, completion and effects of the Acquisition and the other transactions contemplated by the Purchase Agreement and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements are based upon current information and expectations. Readers are cautioned not to place undue reliance on these forward-looking statements, and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Callaway may not be able to complete the proposed transaction on the terms described above or at all because of a number of factors, including, without limitation, (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement, (ii) the failure of the parties to satisfy the closing conditions to the Acquisition and (iii) the effect of the announcement of the Acquisition on the ability of the parties to retain and hire key personnel, maintain relationships with their customers and suppliers, and maintain their operating results and business generally. These forward-looking statements should not be relied upon as representing Callaway’s views as of any date subsequent to the date hereof. For additional information concerning the risks affecting Callaway’s business and other risks and uncertainties that could affect these statements, see Callaway’s Annual Report on Form 10-K for the year ended December 31, 2017 as well as other risks and uncertainties detailed from time to time in Callaway’s reports on Forms 10-K, 10-Q and 8-K subsequently filed with the Securities and Exchange Commission. Callaway undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2018	CALLAWAY GOLF COMPANY

	By:	/s/ Brian P. Lynch
Brian P. Lynch
Senior Vice President, Chief Financial Officer, General Counsel and Corporate Secretary